Exhibit 10.61
SECOND AMENDMENT TO
MASTER REPURCHASE AGREEMENT
THIS SECOND AMENDMENT TO MASTER REPURCHASE AGREEMENT, dated as of December 23, 2022 (this “Amendment”), is entered into by and among (i) PARLEX 3A USD IE ISSUER DESIGNATED ACTIVITY COMPANY (including any successor thereto, “US Purchaser”), PARLEX 3A GBP IE ISSUER DESIGNATED ACTIVITY COMPANY (including any successor thereto, “UK Purchaser”), PARLEX 3A EUR IE ISSUER DESIGNATED ACTIVITY COMPANY (including any successor thereto, “EUR Purchaser”), PARLEX 3A SEK IE ISSUER DESIGNATED ACTIVITY COMPANY (including any successor thereto, “SEK Purchaser”), PERPETUAL CORPORATE TRUST LIMITED AS TRUSTEE OF THE PARLEX 2022-1 ISSUER TRUST (including any successor thereto, “AUS Purchaser” and together with US Purchaser, UK Purchaser, EUR Purchaser and SEK Purchaser, each a “Purchaser” and collectively, “Purchasers”), (ii) PARLEX 3A FINCO, LLC, a limited liability company organized under the laws of the State of Delaware (including any successor thereto in accordance with the Repurchase Agent Agreement, “Repurchase Agent”), (iii) BARCLAYS BANK PLC, a public limited company organized under the laws of England and Wales (including any successor thereto in accordance with the Realisation Agent Agreement, “Realisation Agent”) and (iv) PARLEX 3A FINCO, LLC, a limited liability company organized under the laws of the State of Delaware (“US Seller”), PARLEX 3A UK FINCO, LLC, a limited liability company organized under the laws of the State of Delaware (“UK Seller”), PARLEX 3A EUR FINCO, LLC, a limited liability company organized under the laws of the State of Delaware (“EUR Seller”), PARLEX 3A SEK FINCO, LLC, a limited liability company organized under the laws of the State of Delaware (“SEK Seller”), SILVER FIN SUB TC PTY LTD, acting in its personal capacity and as trustee for the Silver Fin Sub Trust, an Australian proprietary company (“AUS Seller”) and GLOSS FINCO 1, LLC, a limited liability company organized under the laws of Delaware (“Gloss Seller” and, together with US Seller, UK Seller, EUR Seller, SEK Seller and AUS Seller, each a “Seller” and collectively, “Sellers”). Capitalized terms used and not otherwise defined herein shall have the meanings given in the Repurchase Agreement (as defined below).
RECITALS
WHEREAS, Purchasers, Repurchase Agent, Realisation Agent and Sellers are parties to that certain Master Repurchase Agreement, dated as of May 31, 2022 (the “Existing Repurchase Agreement” and, as amended by an amendment dated 22 August 2022 and by this Amendment, and as hereafter further amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the “Repurchase Agreement”); and
WHEREAS, the parties hereto desire to make certain amendments and modifications to the Existing Repurchase Agreement.
NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
ARTICLE 1

AMENDMENTS TO THE REPURCHASE AGREEMENT
(a)The definition of “Material Modification” in Article 2 of the Existing Repurchase Agreement is hereby amended by the addition of a new paragraph (xi) the following form:

(xi)    any “Material Decision” as such term is defined in the Purchased Asset Documents relating to the Project Gloss Assets.
(b)The definition of “Purchase Price Differential” in Article 2 of the Existing Repurchase Agreement is hereby amended and restated as follows:
“Purchase Price Differential” shall mean, with respect to any Purchased Asset as of any date of determination, the amount equal to the product of (a) the applicable Pricing Rate for such Purchased Asset and (b) the daily outstanding Purchase Price of such Purchased Asset, calculated on the basis of, with respect to any Transaction for which the Applicable Currency is (i) U.S. Dollars, a 360-day year, (ii) Pound Sterling or Australian Dollars, a 365-day year, (iii) Euros or Swedish Krona, a 360-day year and (iv) otherwise, as set forth in the related Confirmation and, in each case, the actual number of days during the period commencing on (and including) the Purchase Date for such Purchased Asset and ending on the date of determination (reduced by any amount of such Purchase Price Differential previously paid by the related Seller to the related Purchaser with respect to such Purchased Asset). Purchase Price Differential shall be payable in the Applicable Currency of the Purchase Price of the applicable Purchased Asset.
For the avoidance of doubt, to the extent that there is more than one Pricing Rate Determination Date for any Transaction and Pricing Rate Period, unless otherwise specified in the related Confirmation, from and after the occurrence of any subsequent Pricing Rate Determination Date for such Transaction and Pricing Rate Period and until the earlier of (x) the end of such Pricing Rate Period or (y) the occurrence of a new Pricing Rate Determination Date with respect to such Transaction and Pricing Rate Period, the Purchase Price Differential shall accrue at the Pricing Rate determined as of such subsequent Pricing Rate Determination Date as if such subsequent Pricing Rate Determination Date was a date of determination.
Article 3(j)(viii) of the Existing Repurchase Agreement is hereby amended and restated as follows:
each Noteholder (including, without limitation, holder of a Class B Note) has funded its respective share of the related Purchase Price increase, where that share is greater than zero, in accordance with the UK Transaction Documents; and

ARTICLE 2

REPRESENTATIONS
(a)Each Seller represents and warrants to Purchasers, Repurchase Agent and Realisation Agent, as of the date of this Amendment, as follows

(a)excluding any Due Diligence Representations and as disclosed in a Requested Exceptions Report approved in accordance with the terms of the Repurchase Agreement, all representations and warranties made by it in the Transaction Documents are true, correct and complete on and as of the date of this Amendment;
(b)it is duly authorized to execute and deliver this Amendment and has taken all necessary action to authorize such execution and delivery;
(c)the person signing this Amendment on its behalf is duly authorized to do so on its behalf;
(d)the execution, delivery and performance of this Amendment will not violate any Requirement of Law applicable to it or its organizational documents or any agreement by which it is bound or by which any of its assets are affected;
(e)this Amendment has been duly executed and delivered by it; and
(f)this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, other limitations on creditors’ rights generally and general principles of equity.
ARTICLE 3

EXPENSES
Sellers shall pay on demand all of Purchaser’s, Repurchase Agent’s and Realisation Agent’s out-of-pocket costs and expenses, including reasonable fees and expenses of attorneys, incurred in connection with the preparation, negotiation, execution and consummation of this Amendment.
ARTICLE 4

GOVERNING LAW
THIS AMENDMENT (AND ANY CLAIM OR CONTROVERSY HEREUNDER) SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
ARTICLE 5

MISCELLANEOUS
(a)Except as expressly amended or modified hereby, the Repurchase Agreement shall remain in full force and effect in accordance with its terms and is hereby ratified and confirmed. All references to the Repurchase Agreement shall be deemed to mean the Repurchase Agreement as modified by this Amendment.

(b)This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in electronic format shall be as effective as delivery of a manually executed original counterpart of this Amendment.
(c)The headings in this Amendment are for convenience of reference only and shall not affect the interpretation or construction of this Amendment.
(d)This Amendment may not be amended or otherwise modified, waived or supplemented except as provided in the Repurchase Agreement.
(e)Article 40 (Perpetual Creditor Limitation of Liability) of the Existing Repurchase Agreement applies to this Amendment as if set out in full in this Amendment and as if references in that Article to "this Agreement" were to "this Amendment".
(f)This Amendment contains a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and shall constitute the entire agreement among the parties with respect to such subject matter, superseding all prior oral or written understandings.
(g)This Amendment and the Repurchase Agreement, as amended and modified hereby, is a single Transaction Document and shall be construed in accordance with the terms and provisions of the Repurchase Agreement.
[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Amendment as a deed as of the day first written above.
SIGNED for and on behalf
of PARLEX 3A USD IE ISSUER DESIGNATED ACTIVITY COMPANY by its lawfully appointed attorney: Paul Carleton
in the presence of:

/s/Peter Nugent
(Witness’ Signature)

Peter Nugent                     /s/Paul Carleton
(Witness’ Name)                        (Attorney’s Signature)

___________________
(Witness’ Address)

Client Administrator    _
(Witness’ Occupation)

Effective Date with respect to Parlex 3A USD IE Issuer Designated Activity Company:__________

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Barclays-BXMT – Second Amendment to Master Repurchase Agreement

SIGNED for and on behalf
of PARLEX 3A GBP IE ISSUER DESIGNATED ACTIVITY COMPANY by its lawfully appointed attorney: Amy Beck______
in the presence of:

/s/Louise Hickey
(Witness’ Signature)

Louise Hickey                 /s/Amy Beck
(Witness’ Name)                        (Attorney’s Signature)

___________________
(Witness’ Address)

Client Account Manager
(Witness’ Occupation)

Effective Date with respect to Parlex 3A GBP IE Issuer Designated Activity Company:__________

[SIGNATURES CONTINUE ON FOLLOWING PAGE]
Barclays-BXMT – Second Amendment to Master Repurchase Agreement

SIGNED for and on behalf
of PARLEX 3A EUR IE ISSUER DESIGNATED ACTIVITY COMPANY by its lawfully appointed attorney: Mark McAlinden
in the presence of:

/s/Paul Carleton
(Witness’ Signature)

Paul Carleton                     Mark McAlinden
(Witness’ Name)                        (Attorney’s Signature)

___________________
(Witness’ Address)

Manager
(Witness’ Occupation)

Effective Date with respect to Parlex 3A EUR IE Issuer Designated Activity Company:__________

[SIGNATURES CONTINUE ON FOLLOWING PAGE]
Barclays-BXMT – Second Amendment to Master Repurchase Agreement

SIGNED for and on behalf
of PARLEX 3A SEK IE ISSUER DESIGNATED ACTIVITY COMPANY by its lawfully appointed attorney: Louise Hickey
in the presence of:

/s/Amy Beck
(Witness’ Signature)

Amy Beck                              /s/ Louise Hickey
(Witness’ Name)                        (Attorney’s Signature)

___________________
(Witness’ Address)

Client Account Manager
(Witness’ Occupation)

Effective Date with respect to Parlex 3A SEK IE Issuer Designated Activity Company:__________

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Barclays-BXMT – Second Amendment to Master Repurchase Agreement

Signed for and on behalf of Perpetual Corporate Trust Limited (ABN 99 000 341 533) in its capacity as trustee of the Parlex 2022-1 Issuer Trust by its attorneys under a power of attorney dated 21 June 2017 in the presence of:
/s/Diego Maria Thompson Holmberg
Signature of attorney who declares that the attorney has not received any notice of the revocation of the power of attorney
Diego Maria Thompson Holmberg
Full name of attorney

Signature of witness who confirms that this document was signed in the witness' presence or signed in counterpart and witnessed over audio visual link in accordance with section 14G of the Electronic Transactions Act (NSW)

Full name of witness

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Barclays-BXMT – Second Amendment to Master Repurchase Agreement

PARLEX 3A FINCO, LLC, as Repurchase Agent
By:    /s/Katharine Keenan
Name: Katharine Keenan
Title: Authorized Signatory
[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Barclays-BXMT – Second Amendment to Master Repurchase Agreement

BARCLAYS BANK PLC, as Realisation Agent
By:    Jamie McEachran
Name: Jamie McEachran
Title: Director, Barclays
[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Barclays-BXMT – Second Amendment to Master Repurchase Agreement

PARLEX 3A FINCO, LLC, as US Seller
By:    /s/Katharine Keenan
Name: Katharine Keenan
Title: Authorized Signatory
PARLEX 3A UK FINCO, LLC, as UK Seller
By:    /s/Katharine Keenan
Name: Katharine Keenan
Title: Authorized Signatory
PARLEX 3A EUR FINCO, LLC, as EUR Seller
By:    /s/Katharine Keenan
Name: Katharine Keenan
Title: Authorized Signatory
PARLEX 3A SEK FINCO, LLC, as SEK Seller
By:    /s/Katharine Keenan
Name: Katharine Keenan
Title: Authorized Signatory
GLOSS FINCO 1, LLC, as Gloss Seller
By:    /s/Katharine Keenan
Name: Katharine Keenan
Title: Authorized Signatory

[SIGNATURES CONTINUE ON FOLLOWING PAGE]
Barclays-BXMT – Second Amendment to Master Repurchase Agreement

Signed, sealed and delivered by Silver Fin Sub TC Pty Ltd in its personal capacity and as trustee for Silver Fin Sub Trust in accordance with section 127 of the Corporations Act 2001 (Cth):
/s/Christopher John Tynan	/s/Craig Newman
Signature of director Christopher John Tynan	Signature of company secretary/director [delete position as appropriate] Craig Newman
Full name of director who states that they are a director of Silver Fin Sub TC Pty Ltd	Full name of company secretary/director [delete position as appropriate] who states that they are a company secretary/director [delete position as appropriate] of Silver Fin Sub TC Pty Ltd

Barclays-BXMT – Second Amendment to Master Repurchase Agreement